
CORSAIR
CORSAIR
I'VE GOT FANS
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CORSAIR
WORLDS AHEAD

INVESTOR PRESENTATION

Q3:NOVEMBER 2025

DISCLAIMER

Forward Looking Statements

This press release contains express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the Company's financial outlook for the full year 2025, the market position and growth of the Company's various products; the growth and rate of growth of gaming and creator peripherals for full year 2025; future product launches; and the Company exiting 2025 with year-over-year improvement in EBITDA margin and being positioned for profitable growth in 2026. Forward-looking statements are based on our management's beliefs, as well as assumptions made by, and information currently available to them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: the Company's limited operating history, which makes it difficult to forecast the Company's future results of operations; current macroeconomic conditions, including the impacts of high inflation and risk of recession, on demand for our products, consumer confidence and financial markets generally; changes in trade regulations, policies, and agreements and the imposition of tariffs that affect our products or operations, including potential new tariffs that may be imposed on U.S. imports and our ability to mitigate; the Company's ability to build and maintain the strength of the Company's brand among gaming, streaming and content creator enthusiasts and ability to continuously develop and successfully market new products and improvements to existing products; the introduction and success of new third-party high-performance computer hardware, particularly graphics processing units and central processing units as well as sophisticated new video games; fluctuations in operating results; the loss or inability to attract and retain key management; the impacts from geopolitical events and unrest; delays or disruptions at the Company or third-parties' manufacturing and distribution facilities; and the other factors described under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission ("SEC") and our subsequent filings with the SEC. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances. Our results for the quarter ended September 30, 2025 are also not necessarily indicative of our operating results for any future periods.

Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures, including Adjusted Operating Income (Loss), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss) and Adjusted Net Earnings (Loss) Per Share, which are not recognized under the generally accepted accounting principles ("GAAP") in the United States and designed to complement the financial information presented in accordance with GAAP in the United States because management believes such measures are useful to investors. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation of, or as an alternative to, measures prepared in accordance with U.S. GAAP. The non-GAAP measures used by the Company may differ from the non-GAAP measures used by other companies. The Company urges you to review the reconciliation of its non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures set forth in the Appendix to this presentation, and not to rely on any single financial measure to evaluate the Company's business.

Market & Industry Data

This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to the Company's industry, the Company's business and the market for the Company's products and its future growth. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company's future performance and the future performance of the market for its products are necessarily subject to a high degree of uncertainty and risk.

CORSAIR AT A GLANCE

Our Unique Portfolio: Empowering DIYers, gamers, creators, and SIM enthusiasts with world-class gear and technology.


RM1000e

DIY COMPONENTS

- High Performance DRAM
- Innovative Power Supplies
- Powerful Cooling
- Full range of PC Cases and Storage



GAMING PERIPHERALS

- Elite suite of Gaming Mice, Keyboards & Patented Controllers
- Custom Lab solution for CMF and DIY keyboards
- High-fidelity Gaming Headsets with Dolby Atmos



STREAMING & CREATOR GEAR

- Innovative Stream Deck visual studio control devices to optimize makers' workflow
- Capture Cards for both desktop and mobile
- Cameras & Microphones designed for streaming



COMPLETE SYSTEMS

- Pre-built Gaming PCs and Workstations for gamers, content creators, and professionals seeking high-performance setups or machine learning solutions



SIMULATOR RACING

- Premium Racing Hardware & Software through Fanatec
- Partnerships with Grand Turismo, BMW & Porsche

Global Reach: Products sold in 75+ countries

Headquarters: Milpitas, CA

Founded: 1994

NASDAQ: CRSR

PORTFOLIO OF LEADING BRANDS

CORSAIR

PC Components & Gaming Peripherals



Flagship brand for gaming and DIY hardware

DROP

Extensive Customization



Community-inspired keyboards and audio products

elgato

Audio-Visual Technology



Leading creator tools for streaming, recording, and productivity

FANATEC®

Racing Simulator



Industry leader in sim racing and accessories

ORIGIN

PC Builds



High-end custom gaming and workstation systems

SCUF

Game Controllers



Competitive performance controllers

Together, these brands form a powerful ecosystem for gamers, creators, and enthusiasts around the world.

Q3 2025 FINANCIAL HIGHLIGHTS COMPARED TO Q3 2024

- Revenue for the first nine months of 2025 exceeded $1 billion with Adjusted EBITDA more than doubling on a year over year basis.
- Q3 both the Gaming Components and Systems Segment as well as the Gamer and Creator Peripherals Segment continued to see double digit growth year-over-year.
- Our performance underscores the strength of our strategy, as we accelerate innovation, expand profitability, and deepen our engagement within the global enthusiast community.

REVENUE	GROSS PROFIT	ADJUSTED EBITDA	ADJUSTED EPS (DILUTED)
+14% YoY	**+34% YoY**	**+236%**	**$0.06**
$345.8M	$93.1M	$16.2M (Non-GAAP)[1]	Vs ($0.29) YoY (Non-GAAP)[1]

(1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.


CORSAIR

GENERAL UPDATE

GAMING COMPONENTS AND SYSTEMS

The Gaming Components and Systems segment grew over 15% year-over-year, fueled by increased demand for performance PC builds, memory products, and system upgrades. Enthusiasts continued to invest in high-wattage PSUs, 360mm water cooling, and large-capacity memory, particularly in response to the adoption of NVIDIA 5000 series GPUs, which drove attach rates across high-end components.

The launch of Corsair Air 5400, an award-winning triple-chamber airflow-optimized chassis, marked a key milestone in our case portfolio. The DDR5 product line also broke the overclocking world record multiple times during the quarter.


GEFORCE RTX


VENGEANCE

GAMER AND CREATOR PERIPHERALS

The Gamer and Creator Peripherals segment grew over 10% year-over-year, driven by strong new product launches and channel expansion.

CORSAIR gained share in performance gaming with the Saber Pro ultra-lightweight FPS mouse, the Vanguard 96 customizable gaming keyboard, Xeneon Edge Companion Display, and the Valor Pro premium controller featuring advanced TMR thumbstick sensors, all receiving strong traction from gamers at launch.

Fanatec maintained strong momentum in sim racing, bolstered by operational improvements and new launches like the Podium Series pedal set and wheelbase, and the CSL Steering Wheel GT3, reinforcing roadmap execution into 2026.

Elgato released high-resolution Facecam 4K streaming camera, and studio-grade 4K60 video capture. Stream Deck is now the central hub for modern creators, connecting hardware, software, and workflows in one seamless ecosystem.




FANATEC


Camera Hub
Camera
Effects
Prompter
SAVE
Device
Input
Elgato Facecam 4K
Format
2160p60 (MJPEG)



Q3 NEW PRODUCT LAUNCH

VANGUARD 96 PRO

- Optimally-compact 96% form factor
- CORSAIR MGX Hyperdrive Magnetic Switches
- Vibrant integrated RGB LCD screen for next-level personalization
- Ultra-responsive 8,000Hz hyper-polling maximize every millisecond
- Elgato Virtual Stream Deck integration

“…it's nice to see it have a definitive gaming keyboard I can recommend across the board.”
-IGN







Q3 NEW PRODUCT LAUNCH

SABRE V2 PRO

- Ultra-light 36g mouse. Designed by Pros. Built to Win
- 8,000Hz hyper-polling for ultra-responsive input while wired and wireless
- CORSAIR MARKSMAN S 33K DPI optical sensor with 750 IPS and 50G acceleration
- Lag-free 2.4GHz wireless with up to 70-hour battery life*

"*A mouse that can truly lay claim to the 'ultralight' title*"
- PC Gamer

"*36 grams makes it feel like an extension of your hand*"
- TweakTown







**Up to 70-hour battery life using 2.4 GHz with 1kHz polling rate.*

NEW PRODUCT LAUNCH

AIR 5400

- Wraparound front and side glass panel for an unobstructed view
- Customization options with the FRAME Modular Case System
- CORSAIR InfiniRail™ Fan Mounting System delivers unmatched flexibility
- Dual 360mm radiator support with two mounting locations
- Supports reverse-connection motherboards

“The curved glass panel on the Corsair Frame 5400 looks superb”
-Kitguru


CORSAIR
CORSAIR





Q3 NEW PRODUCT LAUNCH

GAME CAPTURE 4K S

- **Next-gen console capture:** Stunning 4K60, 1440p120, or even 1080p240—play and capture it all with near-zero latency. Works on Windows, Mac, and iPad with plug-and-play simplicity
- **4k60 Capture:** Record in cinematic quality with crisp detail and vivid colors
- **Plug & play:** Driverless setup on Windows, macOS, and iPadOS
- **Analog audio:** Capture in-game chat or commentary with 3.5mm input
- **HFR Support:** Play and capture in 1440p120 or 1080p240
- **HDR10 support:** Capture brilliant HDR content with tone mapping on Windows
- **Cross-platform compatible:** Works with PlayStation 5, Xbox Series X/S, Switch 2, and more
- **Portable design:** Compact and travel-ready for creators on the move


NINTENDO
SWITCH





Q3 NEW PRODUCT LAUNCH

ELGATO FACECAM 4K

Our most powerful Facecam yet, capturing Ultra HD video at a smooth 60 frames per second. With DSLR-like control and a suite of cinematic effects, it even supports lens filters—a first for webcams.

- **4K Resolution:** Look ultra-sharp, even zoomed-in or on big screens
- **60fps:** Capture motion that's twice as smooth as competing webcams
- **Image quality:** Meet or stream with DSLR-like color and clarity
- **Camera hub:** Tune your look and apply effects with free software
- **Lens filters:** Style your shot with 49-mm filters, a first for webcams
- **Optimized focus area:** Stay sharp anywhere at your desk
- **HDR-enabled:** Handle high-contrast lighting with ease, up to 4K30
- **Uncompressed**: Stream with ultra-low latency and rich image detail
- **Set and forget:** Save your settings with built-in Flash Memory


Camera Hub
Camera
Effects
Prompter
Device
SAVE





Q3 NEW PRODUCT LAUNCH

SCUF VALOR PRO WIRELESS CONTROLLER



Play like a pro with the officially licensed Xbox Series X|S performance controller.

Featuring customizable rear paddles, adjustable instant triggers, and ultra-fast connectivity. Endurance TMR thumbsticks deliver increased durability, resisting wear and tear for consistent precision and smooth control game after game. With up to 17 hours of battery life, you’re always ready for the next round!

With the audio control system, you can find the perfect balance between the game and chat. Mute your mic or change the chat and game volume mix with the right scroll; use the left scroll wheel to adjust your headset volume and mute the audio.



AWARD WINNING COMPANION DISPLAY

CORSAIR XENEON EDGE

After being announced at CES 2025, the highly anticipated Xeneon Edge started shipping in Q3'25. The versatile Xeneon Edge LCD Touch Display can be used across Corsair ecosystem, for example: as part of SIM Racing rig; as a temperature display in a PC Case; multi-function process automation tool via Elgato Virtual Stream Deck; or as a standalone companion display.

"The smartest gadget from Corsair to date"
- Kitguru



2 2 : 1 2 : 3 4
62°
Los Angeles
Saturday, 11
Sunday, 12
Monday, 13
10






CORSAIR

FINANCIAL RESULTS

Q3 2025 & YTD RESULTS[1]

Growth in both revenue and gross profit resulted in significant increases in Adjusted Operating Income as well as Adjusted EBITDA.

YTD we've achieved 191.6% increase in Adjusted Operating Income, and 117.4% increase in Adjusted EBITDA.

($ in millions except EPS and percentages)	Q3'25	Q3'24	Y/Y	YTD'25	YTD'24	Ytd/Ytd
Net Revenue	$345.8	$304.2	13.7%	$1,035.6	$902.8	14.7%
Gross Profit	$93.1	$69.7	33.6%	$281.3	$219.4	28.2%
Gross Profit Margin	26.9%	22.9%	400 bps	27.2%	24.3%	290 bps
Operating Income (Loss)	($5.6)	($20.9)	73.1%	($24.8)	($55.9)	55.6%
Adjusted Operating Income (Loss)	$13.5	$2.4	459.1%	$40.8	$14.0	191.6%
Net Income (Loss) Attributable to Common Stockholders	($9.5)	($58.4)	83.7%	($36.6)	($100.5)	63.6%
Earnings per Share (Diluted)	$(0.09)	$(0.56)	83.9%	$(0.35)	$(0.97)	63.9%
Adjusted Net Income (Loss)	$6.8	($30.3)	122.4%	$20.4	($27.6)	174.0%
Adjusted Earnings per Share (Diluted)	$0.06	$(0.29)	120.7%	$0.19	$(0.27)	170.4%
Adjusted EBITDA	$16.2	$4.8	235.5%	$47.0	$21.6	117.4%

(1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.

Q3 2025 & YTD SEGMENT RESULTS

GAMING COMPONENTS AND SYSTEMS						
($ in millions except percentages)	**Q3'25**	**Q3'24**	**Y/Y**	**YTD'25**	**YTD'24**	**YTD/YTD**
Net Revenue	$233.1	$202.2	15.3%	$708.4	$599.6	18.1%
% of Total Net Revenue	67.4%	66.5%	90 bps	68.4%	66.4%	200 bps
Gross Profit	$48.8	$30.6	59.3%	$149.5	$101.0	48.0%
Gross Profit Margin	20.9%	15.1%	580 bps	21.1%	16.8%	430 bps

GAMER AND CREATOR PERIPHERALS						
($ in millions except percentages)	**Q3'25**	**Q3'24**	**Y/Y**	**YTD'25**	**YTD'24**	**YTD/YTD**
Net Revenue	$112.7	$102.0	10.5%	$327.3	$303.2	8.0%
% of Total Net Revenue	32.6%	33.5%	-90 bps	31.6%	33.6%	-200 bps
Gross Profit	$44.3	$39.0	13.5%	$131.8	$118.4	11.3%
Gross Profit Margin	39.3%	38.3%	100 bps	40.3%	39.0%	130 bps

REVENUE


REVENUE BY SEGMENT
$381M
$134M
$247M
$284M
$89M
$195M
$312M
$97M
$215M
$399M
$118M
$281M
$354M
$89M
$265M
$325M
$79M
$247M
$363M
$90M
$273M
$417M
$137M
$280M
$337M
$107M
$230M
$261M
$94M
$167M
$304M
$102M
$202M
$414M
$170M
$244M
$370M
$112M
$258M
$320M
$103M
$217M
$346M
$113M
$233M
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Gaming Components and Systems
Gamer and Creator Peripherals

GAAP SEGMENT GROSS MARGIN %


32.1%
28.0%
32.8%
33.7%
30.0%
32.4%
33.1%
37.2%
40.8%
37.9%
38.3%
37.7%*
*41.5%
40.0%
39.3%
23.8%
19.7%
23.0%
24.5%
24.1%
25.5%
24.6%
24.6%
25.7%
24.1%
22.9%
26.2%
27.7%
26.8%
26.9%
19.3%
15.9%
18.5%
20.7%
22.2%
23.2%
21.8%
18.5%
18.7%
16.4%
15.1%
18.1%
21.7%
20.6%
20.9%
Q1 22
Q2 22**
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Gamer & Creator Peripherals
Gaming Components & Systems
Total Corsair

*Q4'24 and Q1'25 results include impacts of a $4.2M and a $0.5M inventory FMV adjustments from the purchase of the FANATEC business, respectively.
Without those adjustments, gross profit would have been $68.1M and $46.9M in Q4'24 and Q1'25, respectively. Gross margin would have been 40.2% and 41.9% in Q4'24 and Q1'25, respectively.
** Q2'22 adjusted by $19.5 million or 690bps for the inventory reserve in excess of normal run rate to address overhang in the channel ($5.1 million or 260bps in the Gaming Components and Systems segment; $14.4 million or 1,610bps in the Gamer and Creator Peripherals segment).

ADJUSTED EBITDA[(1)]


$15M
-$11M
$10M
$32M
$21M
$18M
$23M
$34M
$18M
-$1M
$5M
$33M
$23M
$8M
$16M
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25

(1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.

FINANCIAL GUIDANCE[1]

Financial Metrics	2025 Guidance
Net Revenue	$1.425 - $1.475 billion
Adjusted Operating Income	$76 - $81 million
Adjusted EBITDA	$85 - $90 million

(1) Given the number of risk factors, uncertainties and assumptions, many of which are discussed in slide 2, actual results may differ materially. We do not intend to update our financial outlook until our next quarterly results announcement. Estimates should not be viewed as a substitute for our full annual financial statement and are not necessarily indicative of the results to be expected for any future period. Certain non-GAAP measures included in our financial outlook were not reconciled to the comparable GAAP financial measures because the GAAP measures are not accessible on a forward-looking basis. We are unable to reconcile these forward-looking into non-GAAP measures to the most directly comparable GAAP measures without unreasonable effort because we are currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for this period but would not impact the non-GAAP measures. Such items may include stock-based compensation charges, public offering related charges, depreciation and amortization, and other items. The unavailable information could have a significant impact on our GAAP financial results.

CASH AND DEBT SUMMARY

($ in millions)	September 30, 2025
Cash (Excluding restricted cash)	$64.4
Term Loan (face value)	$123.4
Total Debt	$123.4
Net Debt	$59.0


CORSAIR
WORLDS AHEAD
CORSAIR

APPENDIX

USE OF NON-GAAP FINANCIAL MEASURES

To supplement the financial results presented in accordance with GAAP, this presentation includes certain non-GAAP financial information, including Adjusted Operating Income (Loss), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss) and Adjusted Net Earnings (Loss) Per Share. These are important financial performance measures for us but are not financial measures as defined by GAAP. The presentation of this non-GAAP financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures to evaluate our operating performance and trends and make planning decisions. We believe that these non-GAAP financial measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses and other items that we exclude in such non-GAAP financial measures. Accordingly, we believe that these non-GAAP financial provide useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to the key financial metrics used by our management in our financial and operational decision-making. We also present these non-GAAP financial measures because we believe investors, analysts and rating agencies consider them useful in measuring our ability to meet our debt service obligations.

Our use of these terms may vary from that of others in our industry. These non-GAAP financial measures should not be considered as an alternative to revenues, operating income, net income, cash provided by operating activities or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these measures to the most directly comparable GAAP financial measures are presented in the appendix.

We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view these non-GAAP financial measures in conjunction with the related GAAP financial measures.

GAAP TO NON-GAAP RECONCILIATIONS

Non-GAAP Operating Income (Loss) Reconciliations
(Unaudited, in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2025	2024	2025	2024
Operating Loss - GAAP	$ (5,627)	$ (20,944)	$ (24,813)	$ (55,877)
Amortization	10,110	9,567	29,745	28,583
Stock-based compensation	5,187	7,424	23,844	23,125
One-time costs related to legal and other matters	2,490	29	4,483	7,499
Acquisition and related integration costs	528	2,281	4,228	4,660
Restructuring and other charges	849	3,369	2,716	4,935
Acquisition accounting impact related to recognizing acquired inventory at fair value	—	695	613	1,073
Adjusted Operating Income - Non-GAAP	$ 13,537	$ 2,421	$ 40,816	$ 13,998
As a % of net revenue - GAAP	*-1.6%*	*-6.9%*	*-2.4%*	*-6.2%*
As a % of net revenue - Non-GAAP	*3.9%*	*0.8%*	*3.9%*	*1.6%*

GAAP TO NON-GAAP RECONCILIATIONS

Non-GAAP Net Income (Loss) and Net Income (Loss) Per Share Reconciliations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2025	2024	2025	2024
Net loss attributable to common stockholders of Corsair Gaming, Inc. [1]	$ (9,534)	$ (58,392)	$ (36,602)	$ (100,511)
Less: Change in redemption value of redeemable noncontrolling interest	1,095	(6,684)	5,348	(13,044)
Net loss attributable to Corsair Gaming, Inc.	(10,629)	(51,708)	(41,950)	(87,467)
Add: Net income attributable to noncontrolling interest	237	122	935	1,345
Net Loss - GAAP	(10,392)	(51,586)	(41,015)	(86,122)
Adjustments:				
Amortization	10,110	9,567	29,745	28,583
Stock-based compensation	5,187	7,424	23,844	23,125
One-time costs related to legal and other matters	2,490	29	4,483	7,499
Acquisition and related integration costs	528	2,281	4,228	4,660
Restructuring and other charges	849	3,369	2,716	4,935
Reversal of bargain purchase gain on business acquisition	—	—	2,581	—
Acquisition accounting impact related to recognizing acquired inventory at fair value	—	695	613	1,073
Non-GAAP income tax adjustment	(1,983)	(2,031)	(6,793)	(11,317)
Adjusted Net Income (Loss) - Non-GAAP	$ 6,789	$ (30,252)	$ 20,402	$ (27,564)
Diluted net income (loss) per share:				
GAAP	$ (0.09)	$ (0.56)	$ (0.35)	$ (0.97)
Adjusted, Non-GAAP	$ 0.06	$ (0.29)	$ 0.19	$ (0.27)
Weighted-average common shares outstanding - Diluted:				
GAAP	106,289	104,397	105,802	103,974
Adjusted, Non-GAAP	107,977	104,397	107,554	103,974

(1) Numerator for calculating net income (loss) per share-GAAP

GAAP TO NON-GAAP RECONCILIATIONS

Adjusted EBITDA Reconciliations
(Unaudited, in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2025	2024	2025	2024
Net Loss - GAAP	$ (10,392)	$ (51,586)	$ (41,015)	$ (86,122)
Amortization	10,110	9,567	29,745	28,583
Stock-based compensation	5,187	7,424	23,844	23,125
One-time costs related to legal and other matters	2,490	29	4,483	7,499
Acquisition and related integration costs	528	2,281	4,228	4,660
Restructuring and other charges	849	3,369	2,716	4,935
Reversal of bargain purchase gain on business acquisition	—	—	2,581	—
Acquisition accounting impact related to recognizing acquired inventory at fair value	—	695	613	1,073
Depreciation	3,479	3,314	10,203	9,494
Interest expense, net of interest income	1,856	2,714	5,798	7,118
Income tax expense	2,080	27,018	3,772	21,240
Adjusted EBITDA - Non-GAAP	$ 16,187	$ 4,825	$ 46,968	$ 21,605
Adjusted EBITDA margin - Non-GAAP	*4.7%*	*1.6%*	*4.5%*	*2.4%*

CORSAIR